Inventory	12 Months Ended
Dec. 31, 2019
Inventory.
Inventory

20    Inventory

Accounting policy

Inventory is stated at the lower of cost and net realizable value. Cost is determined using the weighted average cost method. The cost of finished goods and work in progress comprises raw materials, direct labor, other direct costs and related fixed production overheads (based on normal operating capacity). Variable production overhead costs are included in inventory cost based on actual level of production. The net realizable value is the estimated selling price in the ordinary course of business, less any additional selling expenses. Imports in transit are stated at the accumulated cost of each import. A provision for obsolete inventory - finished products, semi-finished products, raw materials and auxiliary materials - is recognized when items cannot be used in normal production or sold because they are damaged or do not meet the Company’s specification. Slow-moving provision is recognized for inventory items that are in excess of the expected normal use or sale. The amount of slow-moving provision recognized is determined on the basis of 20% of the carrying amount for each six-month period without use or sale.

(a)   Composition

	2019	2018
Finished products	106,595	106,245
Semi-finished products	89,239	52,534
Raw materials	50,848	64,582
Auxiliary materials and consumables	76,974	69,781
Inventory provisions	(28,398)	(23,437)
	295,258	269,705

(b)   Changes to the provision of the year

	2019	2018
Balance at the beginning of the year	(23,437)	(20,736)
Additions	(16,171)	(12,703)
Reversals	11,077	9,260
Exchange variation gains	133	742
Balance at the end of the year	(28,398)	(23,437)